4Q 2019 EARNINGS PRESENTATION JANUARY 23, 2020 1

SAFE HARBOR Statements in this presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers, including for aircraft, aircraft engines and parts and vulnerability to delays by those suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber- attacks; changes in or additional domestic or foreign government regulation, including new or increased tariffs; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2018 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation also includes certain “non-GAAP financial measures” as defined under the Exchange Act and in accordance with Regulation G. We have included reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP within the Appendix A section of this presentation. 32

4Q 2019 EARNINGS UPDATE ROBIN HAYES CHIEF EXECUTIVE OFFICER

COMMITTED TO ACHIEVING $2.50 - $3.00 EPS IN 2020

PRE-TAX MARGINS JBLU VS PEERS*


4Q 2018
4Q 2019
GAAP
Non-GAAP**
Non-GAAP
10.2%
10.8%
10.4%
10.9%
9.8%
10.1%
jetBlue
jetBlue
Peers

*Average of Non-GAAP pre-tax margins for peer set (AAL, ALK, DAL, LUV, SAVE, UAL), consensus, guidance and reported results, as discussed in peers' 4Q 2019 1934 Act reports

**Refer to reconciliations of GAAP vs non-GAAP in Appendix A

HIGHLIGHTS / KEY DEVELOPMENTS

GROWTH

- Full year 2020 capacity growth expected between 5.5 and 7.5% driven by disciplined network expansion, and additional seats from cabin restyling program
- Managing A321neo delays; expect a maximum of 11 deliveries, and one A220 delivery in 2020

COMMERCIAL

- Fare Options 2.0 performing as expected; anticipate continued ramp of network reallocation and ancillary 'Building Blocks'
- Commercial initiatives expected to add ~3 points to underlying RASM trends during 2020

COSTS

- CASM Ex-Fuel performance among the best in last 10 years; exceeded top end of original Structural Cost Program guidance
- Expect negative CASM Ex-Fuel growth in 2020; on pace to deliver CAGR 0-1 goal

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COMMERCIAL UPDATE & OUTLOOK JOANNA GERAGHTY PRESIDENT & CHIEF OPERATING OFFICER

CAPACITY GROWTH: FOCUSING ON OUR STRENGTHS ASM YOY GROWTH • 2020 growth driven by timing of aircraft deliveries Low scheduled capacity growth 5.5 – 7.5% and restyling efforts driven by NEO 6.6% delays − Unusually low capacity growth in 1Q driven by 2019 6.0% NEO delays − Recently signed agreement for additional used aircraft to help mitigate potential for additional 2020 NEO delays 1.5 – 3.5% • Network initiatives continue into 2020 − 2018/2019 network actions maturing and optimization continues in 2020 − Continue taking tactical capacity actions as needed to protect unit revenues 4Q 2019 2019 1Q 2020E 2020E Note: dotted lines denote guidance 66

UNIT REVENUE: BENEFITS RAMPING FROM INITITIAVES

RASM YOY GROWTH



0.0 – 3.0%
-2.7%
-0.9%
4Q 2019
2019
1Q 2020E

Note: dotted lines denote guidance

- 4Q 2019 performance reflects softer close-in trends during Thanksgiving
  - International market trends improved sequentially from high single digit declines in 3Q19
  - Continued strong trends in transcon and business markets
- 1Q 2020 shows growing benefits of commercial initiatives
  - Fare Options 2.0, Network Reallocation, Ancillary, Loyalty, JetBlue Travel Products ramping throughout 2020
  - RASM guide assumes 0.5 points of adverse impact from Puerto Rico earthquakes

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FINANCIAL UPDATE & OUTLOOK STEVE PRIEST CHIEF FINANCIAL OFFICER

BUILDING BLOCK INITIATIVES DRIVING MARGIN GAINS RASM CASM & CASM EX-FUEL* PRE-TAX MARGIN* EARNINGS PER SHARE* (US$ cents) (US$ cents) (US$ cents) 4Q 2019 4Q 2019 4Q 2019 4Q 2019 10.9% 12.98 0.56 0.56 12.63 10.8% 0.55 11.55 11.22 0.50 8.31 8.31 10.4% 10.2% CASM CASM (GAAP) (GAAP) (Non- (Non- CASM CASM (Non- (Non- Ex-Fuel Ex-Fuel GAAP) GAAP) (GAAP) (GAAP) GAAP) GAAP) 2018 2019 2018 2019 2018 2019 2018 2019 2018 2019 2018 2019 2018 2019 (GAAP) • YoY RASM impacted by • CASM progression driven by • Adjusted pre-tax margin • (GAAP)Non-GAAP Earnings per softer than expected close-in lower fuel, solid progress in increase of 0.5 points year Share growth of 12% year bookings for Thanksgiving non-fuel cost initiatives over year over year *Refer to reconciliations of GAAP vs non-GAAP in Appendix A 99

UNIT COSTS: ON PACE TO HIT 2020 COST GOALS CASM EX-FUEL YOY GROWTH* • Achieved CASM ex-fuel goals in both 4Q and full year 2019 1.5 – 3.5% ‒ Progress on Structural Cost Program and operational improvements fully mitigated NEO delays in 4Q 2019 ‒ Exited 2019 with negative underlying CASM ex-fuel run-rate (pilot deal was equal to a 1.75 point headwind for the year) 0.8% (2.0) – 0.0% ‒ 4Q 2019 CASM ex-fuel includes a $12M bonus paid to 0.0% crewmembers • On track to deliver FY 2020 CASM ex-fuel goals ‒ 2020 CASM ex-fuel mostly in line with original guidance; 4Q 2019 2019 1Q 2020E 2020E continuing to manage impact of NEO delays ‒ 1Q guidance reflects historically low scheduled capacity growth and expected timing of maintenance expenses Note: dotted lines denote guidance *Refer to reconciliations of GAAP vs non-GAAP in Appendix A during the trough period 10

UNIT COSTS: EXECUTION OF CASM EX-FUEL GOALS CASM EX-FUEL YOY GROWTH 2019* CASM EX-FUEL / ASM YOY GROWTH 2020 Guidance as of 1/24/19 Actuals as of 12/31/19 CASM ex-Fuel Guidance as of 1/23/20 Capacity Guidance as of 1/23/20 Flatter progression Structural Cost during 2019, driven Program, timing 8.0 – 10.0% by shifts in timing of expenses of maintenance, IT and capacity and marketing drive CASM ex- 5.5 – 7.5% expenses Fuel in 2H 3.0 – 5.0% 1.5 – 3.5% 0.0 – 2.0% 0.5 – 2.5% 1.4% 0.8% 0.1% (2.0) – 0.0% (1.5) – 0.5% Capacity growth driven by NEO (4.5) – (2.5)% deliveries and restyled aircraft 1H 2019E 2H 2019E 2019E 1H 2019 2H 2019 2019 1H 2020E 2H 2020E 2020E 1H 2020E 2H 2020E 2020E Note: dotted lines denote guidance *Refer to reconciliations of GAAP vs non-GAAP in Appendix A 11

STRUCTURAL COST PROGRAM COMPLETED; CONTINUING EFFORTS INTO NEXT DECADE SAVINGS CATEGORY ACHIEVEMENT* OPPORTUNITY • Achieved 2020 savings of $314 million, exceeding Tech Ops guidance established in 2016 Investor Day ‒ Structural Cost savings evidenced in CASM ex-Fuel Corporate progression from 2018 to 2020 ‒ Expect to deliver on 3-year CAGR goal, despite significantly Airports lower capacity than original plan • Continuing efforts to preserve gains, sustain focus Distribution on controllable costs, and mitigate future challenges ‒ Focus on productivity, effectively managing Business TOTAL: $250 – $300M $314M Partner spend and fleet investments *Achievement vs. high end of target range 12

ACCRETIVE FLEET GROWTH AND REINVESTMENT CONTINUES FLEET* CAPITAL EXPENDITURES Guidance as of 1/23/20 271 259 253 1 $1.35 - $1.55b 6 17 35 35 35 $1.1b $1.1b 28 28 28 130 130 130 60 60 60 2018 2019 2020E 2018 2019 2020E E190 A320 A321 HD A321 Mint A321neo HD A220 • Six A321neos delivered during 2019 • CAPEX in 2019 lower than 2020 resulting from timing shift of • Expect a maximum of 11 A321neos and one A220 in 2020 aircraft deliveries *Refer to anticipated aircraft delivery book in Appendix C 13

BALANCED APPROACH TO CAPITAL ALLOCATION SOURCES / USES OF CASH LEVERAGE RATIOS* (US$ billion) 12/31/2018 12/31/2019 Trailing 12 months as of 12/31/2019 SOURCES USES 1.81x Net share 0.5 repurchases Debt 1.57x 1.0 raise 0.3 Debt repayments CAPEX and 1.2 other Cash from operations and 1.4 other Beginning cash, End cash, cash 29% 34% cash equivalents 1.3 equivalents and and short term 0.9 short term investments investments 2019 Adj Debt / Cap Adj Debt / EBITDAR** • Remaining authorization for share repurchases equal to $640 million *Refer to Appendix B for detail on calculation. Leverage ratios exclude non-aircraft leases **Trailing 12 months 1414

1Q 2020 GUIDE SUMMARY EPS CAPACITY RASM CASM EX-FUEL* 1Q 2020 FY 2020 1Q 2020 FY 2020 1Q 2020 FY 2020 1Q 2020 FY 2020 $0.10 – 0.20 $2.50 – 3.00 1.5 – 3.5% 5.5 – 7.5% 0.0 – 3.0% N/A 1.5 – 3.5% (2.0) – 0.0% ALL-IN FUEL PRICE FUEL GALLONS OTHER INCOME / (EXPENSE) JTP / JTV (EXPENSES) 1Q 2020 FY 2020 1Q 2020 FY 2020 1Q 2020 FY 2020 1Q 2020 FY 2020 $2.09/gal N/A 216m 915m ($14) – (19)m ($65) – (75)m ($14) – (18)m ($55) – (65)m CAPEX TAX RATE SHARE COUNT** 1Q 2020 FY 2020 1Q 2020 FY 2020 1Q 2020 FY 2020 $325m - 425m $1.35b – 1.55b 27.0% 26.0% 284.5m 286.2m *CASM Ex-Fuel excludes fuel and related taxes, special items and operating expenses related to non-airline businesses. With respect to JetBlue’s CASM Ex-Fuel and guidance, JetBlue is not able to provide a reconciliation of the non-GAAP financial measure to GAAP because the excluded items have not yet occurred and cannot be reasonably predicted. The reconciling information that is unavailable would include a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. **Average share count for the period. These share count estimates do not include any future share repurchases that may occur throughout 2020 under JetBlue’s share buyback program. The number of shares used in JetBlue’s actual earnings per share will likely be different than those stated above. 15

QUESTIONS?

APPENDIX A Non-GAAP Financial Measures JetBlue sometimes uses non-GAAP financial measures in this presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information in Appendices A and B provides an explanation of each non-GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. 17

4Q 2019 FINANCIAL RESULTS US$ Millions 4Q 2019 4Q 2018 Var % Total Operating Revenues 2,031 1,968 3.2 Aircraft fuel and related taxes 455 476 (4.6) Salaries, wages and benefits 589 543 8.4 Landing fees and other rents 112 108 4.8 Depreciation and amortization 140 123 13.7 Aircraft rent 23 28 (18.5) Sales and marketing 75 79 (5.1) Maintenance, materials and repairs 137 128 7.4 Other operating expenses 272 263 3.5 Special items 1 4 (82.9) Operating Income 227 216 4.9 Other Income (Expense) (7) (15) 55.7 Income before income taxes 220 201 9.6 Income tax expense 59 31 89.1 NET INCOME 161 170 (4.9) *Refer to 4Q 2019 GAAP vs Pre-Tax Margin 10.8% 10.2% 0.6 pts non-GAAP reconciliation in this Appendix A Earnings per Share (EPS) (GAAP) $0.56 $0.55 Adj. Pre-Tax Margin* 10.9% 10.4% 0.5 pts Adj. Earnings per Share (EPS)* (Non- GAAP) $0.56 $0.50 18

Operating expense per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items **("CASM Ex-Fuel")**

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non-GAAP financial measure. During the periods presented below, special items include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. We believe that CASM ex-fuel is useful for investors because it provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs, which are subject to many economic and political factors, or not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents)
(unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2019		2018		2019		2018	
	$	per ASM	$	per ASM	$	per ASM	$	per ASM
Total operating expenses[1]	$ 1,804	$ 11.22	$ 1,752	$ 11.55	$ 7,294	$ 11.43	$ 7,392	$ 12.34
Less:								
Aircraft fuel and related taxes	455	2.83	476	3.14	1,847	2.89	1,899	3.17
Other non-airline expenses[1]	12	0.08	12	0.07	46	0.08	44	0.07
Special items	1	-	4	0.03	14	0.02	435	0.73
Operating expenses, excluding fuel[1]	$ 1,336	$ 8.31	$ 1,260	$ 8.31	$ 5,387	$ 8.44	$ 5,014	$ 8.37

(1) Recast to reflect the adoption of ASC 842 Leases.

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Operating Expense, Income before Taxes, Net Income and Earnings per Share, excluding special items, gain on equity method investments, and impact of tax reform

Our GAAP results in the applicable periods were impacted by the following: (a) the 2017 tax reform, (b) a gain on equity method investments, and (c) charges that are deemed special items. We believe the impacts of these items make our results difficult to compare to prior periods as well as future periods and guidance. During the periods presented below, special items include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. We believe the impacts of these items distort our overall trends and that our metrics and results are enhanced with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impacts of these items.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE, INCOME BEFORE TAXES, NET INCOME AND EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS, GAIN ON EQUITY METHOD INVESTMENTS, AND IMPACT OF TAX REFORM
(in millions, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2019	2018[1]	2019	2018[1]
Total operating expenses	$ 1,804	$ 1,752	$ 7,294	$ 7,392
Less: Special items	1	4	14	435
Total operating expenses excluding special items	$ 1,803	$ 1,748	$ 7,280	$ 6,957
Operating income	$ 227	$ 216	$ 800	$ 266
Add back: Special items	1	4	14	435
Operating income excluding special items	$ 228	$ 220	$ 814	$ 701
Income before income taxes	$ 220	$ 201	$ 768	$ 219
Add back: Special items	1	4	14	435
Less: Gain on equity method investments	-	-	15	-
Income before income taxes excluding special items and gain on equity method investments	$ 221	$ 205	$ 767	$ 654
Income before income taxes excluding special items and gain on equity method investments	$ 221	$ 205	$ 767	$ 654
Less: Income tax expense (benefit)	59	31	199	30
Less: Income tax benefit related to special items	-	1	4	108
Less: Income tax (expense) related to gain on equity method investments	-	-	(4)	-
Less: Income tax benefit related to tax reform	-	17	-	28
Net Income excluding special items, gain on equity method investments, and tax reform impact	$ 162	$ 156	$ 568	$ 488
Earnings Per Common Share:				
Basic	$ 0.56	$ 0.55	$ 1.92	$ 0.60
Add back: Special items, net of tax	0.01	0.01	0.04	1.05
Less: Gain on equity method investments, net of tax	-	-	0.04	-
Less: Tax reform impact	-	0.06	-	0.09
Basic excluding special items, gain on equity method investments, and tax reform impact	$ 0.57	$ 0.50	$ 1.92	$ 1.56
Diluted	$ 0.56	$ 0.55	$ 1.91	$ 0.60
Add back: Special items, net of tax	-	0.01	0.03	1.04
Less: Gain on equity method investments, net of tax	-	-	0.04	-
Less: Tax reform impact	-	0.06	-	0.09
Diluted excluding special items, gain on equity method investments, and tax reform impact	$ 0.56	$ 0.50	$ 1.90	$ 1.55

(1) Prior period results have been recast to reflect the adoption of ASC 842 Leases

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APPENDIX B: CALCULATION OF LEVERAGE RATIOS Adjusted Debt to Capitalization Ratio Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt. LOCATION NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited) December 31, 2019 December 31, 2018 Long-term debt and finance leases $ 1,990 $ 1,361 Current maturities of long-term debt and finance leases 344 309 Operating lease liabilities - aircraft(1) 183 256 Adjusted debt(1) 2,517 1,926 Long-term debt and finance leases 1,990 1,361 Current maturities of long-term debt and finance leases 344 309 Operating lease liabilities - aircraft(1) 183 256 Stockholders' equity(1) 4,799 4,685 Adjusted capitalization(1) 7,316 6,611 Adjusted debt to capitalization ratio(1) 34% 29% (1) Prior period results have been recast to reflect the adoption of ASC 842 Leases. 21

Adjusted Debt to Earnings Before Interest, Taxes, Depreciation, Amortization and Rent ("EBITDAR") Ratio Adjusted debt to earnings before interest, taxes, depreciation, amortization and rent ratio, or EBITDAR, is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. EBITDAR is calculated by adjusting GAAP operating income (trailing twelve months) for depreciation and amortization, special items, and current aircraft operating lease liabilities. DOCUMENT LOCATION NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO EBITDAR RATIO (in millions) (unaudited) Trailing Twelve Months Trailing Twelve Months December 31, 2019 December 31, 2018 Long-term debt and finance leases $ 1,990 $ 1,361 Current maturities of long-term debt and finance leases 344 309 Operating lease liabilities - aircraft(1) 183 256 Adjusted debt(1) 2,517 1,926 Operating income(1) 800 266 Depreciation and amortization(1) 525 469 Special items(2) 14 435 Current operating lease liabilities - aircraft(1) 48 54 EBITDAR(1)(2) 1,387 1,224 Adjusted debt to EBITDAR ratio(1)(2) 1.81x 1.57x (1) Prior period results have been recast to reflect the adoption of ASC 842 Leases. (2) Special items include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. 22

APPENDIX C: CONTRACTUAL ORDER BOOK CONTRACTUAL ORDER BOOK CURRENT A321NEO STATUS Delayed Beyond A220 A321NEO Total Delivered Contractual Delivery Year 2019 - 13 13 6 7 2020* 1 14 15 3 2021 6 17 23 2022 8 15 23 2023 19 14 33 2024 22 12 34 2025 12 - 12 2026 2 - 2 Total 70 85 155 6 10 Delivery schedule as of January 23, 2020 * Due to delays in Airbus’ NEO program, our capacity guidance and capital expenditure assumptions assume delivery of a maximum of 11 NEO aircraft in 2020. 23

APPENDIX D: RELEVANT JETBLUE MATERIALS www.investor.jetblue.com/investor-relations DOCUMENT LOCATION Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates Traffic Reports http://blueir.investproductions.com/investor-relations/financial-information/traffic-releases ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports * Environmental, Social, and Governance Reports 24